UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21424

Meeder Premier Portfolios Trust

(Exact name of registrant as specified in charter)

6125 Memorial Drive Dublin, OH	43017

(Address of principal executive offices)	(Zip code)

Bruce McKibben

c/o Meeder Premier Portfolios Trust

6125 Memorial Drive

Dublin, OH 43017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-633-3371

Date of fiscal year end: June 30, 2005

Date of reporting period: June 30, 2005

Item 1. Report to Stockholders.

Meeder

Premier Portfolios

Annual Report

June 30, 2005

Defensive Equity Portfolio

Growth Portfolio

Aggressive Growth Portfolio

Fixed Income Portfolio

Meeder

Premier Portfolios

6125 Memorial Drive

Dublin, Ohio 43017

Toll Free 800-664-5345

Web: www.meederpremier.com

Meeder Premier Portfolios

Annual Report

June 30, 2005

Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

President’s Letter to Shareholders

It is no secret that it has been an extraordinarily trying time for investors. Most stock market indices, including the Dow Jones Industrial Average, the S&P 500 Index and the NASDAQ Composite have recorded negative returns for the first 6 months of 2005. Perhaps more impressively, these same indexes have recorded negative cumulative returns for the five years ending June 30, 2005. The Dow has declined by 1.6% since June 30, 2000, while the S&P 500 Index has declined by 18.1% and the NASDAQ Composite has declined by 48.1%! Though there have been brief upswings, making significant positive returns throughout this period has been challenging, to say the least.

Recently, it has not been any easier for fixed income and money market investors. Though both short-term and long-term interest rates have rebounded from their 40+ year lows in 2003, these rates continue to remain below their historical averages. Even though the Federal Reserve has raised the Fed Funds rate a total of 10 times over the past 14 months, long-term rates have actually fallen slightly over the same time period. This has led Federal Reserve Chairman Alan Greenspan to call this phenomenon a “conundrum.”

Given all this market uncertainty, we know we must constantly challenge ourselves to improve and deal with the ever changing investment landscape. With this thought in mind, over the past year we embarked on a formal long-term strategic planning process, utilizing outside consultants to help ensure we addressed all the critical factors for future success. This long, thought provoking process led us to many ideas, plans and conclusions, culminating in a well defined long-term vision for the Meeder Premier Portfolios and Meeder Asset Management, the investment advisor to the Meeder Premier Portfolios. One of the outcomes of this vision was an updated mission statement and a set of new core values. Recently, we presented our new long-term vision in group settings to every single employee in the company. Initial feedback has been very positive. I would like to share these values along with our new mission statement with you on page 3.

This was a very interesting process for our organization. While keeping the best from the past, we recognized that, in order to succeed going forward, we needed to add to our existing resources and processes. To that end, we have made the following improvements:

•	After a great deal of research, we have recently completed the process of improving our asset allocation decision models, which determine asset allocation between stocks, bonds and money market securities for the Defensive Equity Portfolio. Here, very importantly, we are taking the best from the past, while adding new, even more quantitative ways of evaluating the risk/reward relationships of the stock market in the coming months and years.

•	We have upgraded our fixed income interest rate model, which we are confident will improve our abilities to react and adjust to changes in interest rates, which we believe will improve our fixed income results going forward. We won’t always be right, of course, but we believe this model improves our abilities in the fixed income arena.

•	We recently implemented significant enhancements to our security selection models, employing a much more highly quantitative approach.

•	We have added additional portfolio managers, including another Chartered Financial Analyst (CFA), Albert Chu. Albert brings tremendous industry expertise and a strong investment track record.

•	We have brought in significant industry expertise in our operational areas as well, including a new chief operating officer. Many of you may recognize his name, Dale Smith. Dale has been an active industry leader in the mutual fund community, serving in a variety of management positions for over 20 years.

•	We have added additional technology resources, effectively doubling our technology staff over the past 18 months.

There is genuine excitement in the air. One of our formally stated goals is for each of our funds to consistently rank in the top 25% of its respective peer group over 3 to 5 year time periods. Ambitious? Yes. Are we going to go after it with total commitment, resolve and gusto? Absolutely.

Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

Thank you for your continued confidence in the Meeder Premier Portfolios. You have our pledge that we are doing everything we can to meet our new mission statement which says:

“Every day, our mission is to exceed with integrity, passion, and discipline, the expectations of our clients’ overall investment experience.”

Sincerely,

Bob Meeder, Jr. President, Meeder Asset Management and Meeder Premier Portfolios August 19, 2005

Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

MISSION STATEMENT

Every day, our mission is to exceed with integrity, passion, and discipline, the expectations of our clients’ overall investment experience.

CORE VALUES

The Client Is Our #1 Priority

Always remember whom we are serving. Our livelihood depends on providing a superior overall investment experience that exceeds the expectation of our clients and prospective clients.

Clarity Of Purpose

Our organization has a clear, well-defined vision. All of our associates are committed to and understand how they will contribute to that vision.

Communication

We expect open and effective communication, full reporting, including good and bad news, and constructive feedback.

Integrity

We insist upon honesty and adhere to the highest ethical standards.

Excellence/ Innovation

Our associates strive each day for excellence in the work they perform, seek innovative ways to solve problems and introduce new ideas to take advantage of opportunities. We are a “Think Outside The Box” company.

Associate Well Being

We value the success and well-being of our associates. We recognize and reward our associates’ contributions.

Respect For Others

Respect all people, value the differences among them and treat them as you would like to be treated.

Seek First To Understand

When interacting with others, place curiosity and understanding of their perspective FIRST, setting aside preconceived opinions and quick judgment.

Teamwork

We are a synergistic organization that works as a team to exceed our objectives.

Profit

We are profitable. Profitability enhances our services and capabilities, and affords everyone the opportunity to further their financial well–being.

Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

Defensive Equity Portfolio

(Managed by a Team of Portfolio Managers)

Over the 12-month period from July 1, 2004 through June 30 of this year, stock prices made little progress, with the S&P 500 Index returning 6.32%. What is more important is the fact that stocks made most of their gains in a brief 48-day period between October 25 and December 31 of last year when the S&P 500 Index returned 11.12%. In all of the other trading days between July 1, 2004 and June 30, 2005, stock prices as represented by the S&P 500 Index actually declined 4.8%.

In an environment characterized by both positive and negative economic forces and by stock prices that traded in a volatile sideways pattern throughout much of the 12 months ended June 30, 2005, we felt that maintaining a partially defensive posture for the Defensive Equity Portfolio at times was appropriate and consistent with our defensive strategy which has as its primary objective preservation of capital. For this reason, we held a portion of the Portfolio’s assets in cash-equivalent securities during certain periods from July 1, 2004 through June 30, 2005 in an effort to preserve shareholder capital. As a result of this underweighting in equities, the Defensive Equity Portfolio returned 1.47% for the twelve months ended June 30, 2005, in comparison to the S&P 500 Index, which returned 6.32%, and the Morningstar Average Asset Allocation Fund, which returned 7.09%. More importantly, though, since its inception on October 24, 2003, the Defensive Equity Portfolio has outperformed the Average Asset Allocation Fund.

During the period from July 1 through early October 2004, stock prices in general were quite volatile, and many fundamental and technical indicators signaled a deteriorating market environment. Additionally, some stop-loss signals that we have employed for more than 30 years to protect investors’ principal during uncertain market environments gave “sell” signals. For these reasons, we sold a portion of the Portfolio’s holdings that had exposure to the more-volatile sectors of the market during this period. However, when our investment models signaled an improving risk/reward relationship for stocks, we reinvested available cash into sectors that were demonstrating relative price strength. Although this fully invested equity position allowed us to capture a large portion of the market’s gains during the latter part of 2004, our less-than-fully-invested position earlier in this period resulted in the Defensive Equity Portfolio underperforming the S&P 500 Index during the second half of 2004.

In the first three months of 2005, stock prices traded in a whipsaw sideways pattern, but our investment models indicated that the overall weight of the evidence was positive. We therefore maintained a fully invested position in equity mutual funds throughout this period, which resulted in the Defensive Equity Portfolio performing in line with the benchmark S&P 500 Index during the first quarter of 2005. However, when stock prices declined precipitously during the month of April, some of our stop-loss signals were triggered and we sold some of the Portfolio’s small-cap holdings.

During May and June, many fundamental and technical indicators began to improve and the risk/reward relationship of the stock market became more favorable. For these reasons, we maintained a nearly fully invested position in equity mutual funds from May through the end of the quarter.

In closing, we remind the Portfolio’s shareholders that one of the major goals of our defensive investing strategy is to avoid losses during uncertain market environments and to provide attractive returns during low-risk environments. In the uncertain environment that existed during much of the past twelve months, we invested up to 50% of the Portfolio’s assets in cash-equivalent securities to adhere to our first objective of preservation of capital. This strategy has enabled the Defensive Equity Portfolio to outperform the Average Asset Allocation Fund since its inception.

Knowing we can do better, we have taken steps to further improve the Portfolio’s performance. The first steps we have taken to accomplish this are, we have made improvements to our asset allocation decision model, which determines the asset allocation between stocks, bonds and money market securities for the Defensive Equity Portfolio and we have recently hired an additional portfolio manager with significant experience in managing fund of funds portfolios. We believe these improvements will positively affect the Portfolio’s performance in the months ahead.

Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

Defensive Equity Portfolio: Performance Perspective

Period & Average Annual Returns as of June 30, 2005

	3 Months	Calendar Year-to-Date	1 Year	Since Inception
Defensive Equity Portfolio	-0.38%	-2.45%	1.47%	8.44%[1]
Morningstar’s Average Asset Allocation Fund Index	1.76%	0.34%	7.09%	8.07%[2]
S&P 500 Index	1.37%	-0.81%	6.32%	11.04%[3]

[1]	Inception date: October 24, 2003.
[2]	Represents average annual return from October 31, 2003 to June 30, 2005. Morningstar does not calculate the average annual return of its Average Asset Allocation Fund from the inception of the Defensive Equity Portfolio on October 24, 2003 to June 30, 2005. The average annual return of Morningstar’s Average Asset Allocation Fund was calculated from October 31, 2003, the month-end closest to the inception of the Portfolio. The U.S. equity markets achieved substantial gains during the last week of October 2003 that are not reflected in the average annual return of Morningstar’s Average Asset Allocation Fund. Had Morningstar calculated the average annual return of its Average Asset Allocation Fund from the date of the inception of the Portfolio, it is likely that the average annual return of Morningstar’s Average Asset Allocation Fund would have been substantially higher.
[3]	Represents average annual return from October 24, 2003 to June 30, 2005.

Past performance does not guarantee future results. Performance represents average annual returns for the periods ended June 30, 2005, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Defensive Equity Portfolio during the periods shown above.

Results of $10,000 Chart

The graph compares the value of The Defensive Equity Portfolio to its broad-based index, the S&P 500 Index, as well as to the Morningstar Average Asset Allocation Fund Index. It is intended to give you a general idea of how the Portfolio performed compared to these benchmarks over the period from October 24, 2003 to June 30, 2005. Please note that the performance of the Morningstar Average Asset Allocation Fund Index as shown in the graph begins on October 31, 2004. It is important to understand the differences between the Portfolio and these indices. An index such as the S&P 500 Index measures performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses, or fees. If you could buy all of the securities that make up a market index, you would incur expenses that would affect your investment return. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. An index of funds such as the Morningstar Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Past performance does not guarantee future results. The graph below and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Source for average index and fund data: Morningstar, Inc. and/or Bloomberg, L.P.

Portfolio Holdings as of 6/30/2005

1)	iShares Dow Jones Select Dividend Index Fund	18%
2)	S&P 500 Futures	14%
3)	Scudder Dremen Small-Cap Value Fund	12%
4)	American Century Large Company Value Fund	12%
5)	Fidelity Adv. Equity Income Fund	10%
6)	AIM Opportunities I Fund	7%
7)	AIM Basic Value Fund	6%
8)	Federated Stock Trust Fund	6%
9)	AIM Mid-Cap Basic Value Fund	3%
10)	American Century Value Fund	2%
11)	Cash Equivalents	10%

Portfolio holdings are subject to change.

Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

Growth & Aggressive Growth Portfolios

For the twelve-month period ended June 30, 2005, The Aggressive Growth Portfolio returned 5.58%, in comparison to the Nasdaq Composite Index, which returned 1.10% and the Morningstar Average Aggressive Growth Fund, which returned 5.62%. During this same period, the Growth Portfolio returned 5.36%, in comparison to the S&P 500 Index, which returned 6.32% and the Morningstar Average Growth Fund, which returned 7.02%.

During the period from July 1 through September 30 of 2004, stock prices in general were very volatile and market leadership rotated from one group to another. For this reason, we chose to target an investment allocation similar to that of the (large-cap) S&P 500 Index for both the Growth and Aggressive Growth Portfolios, rather than to overweight any specific market sector. In addition, we skewed these Portfolios’ holdings towards value stocks and we reduced their holdings in mutual funds that had significant exposure to highly volatile small-cap stocks. However, when small- and mid-cap stocks clearly demonstrated market leadership during the month of November, we reduced the Portfolios’ large-cap holdings and added to their small- and mid-cap holdings. In addition, we added some exposure to precious metals, in response to the declining value of the U.S. dollar and the relative strength displayed by this sector of the market. In the Aggressive Growth Portfolio, we also added exposure to International markets. Although our decision to wait for clear leadership to develop before making any significant commitments to any sectors of the stock market somewhat hindered the performance of the Growth Portfolio during the six-month period from July 1, 2004 through December 2004, we believe that this decision was appropriate and consistent with our investment discipline, in light of the uncertain investment environment that existed throughout much of 2004.

In the first three months of 2005, stock prices in general traded in a volatile sideways pattern and small-cap stocks declined on both an absolute and relative basis. For this reason, we reduced the Portfolios’ exposure to small-caps and we added to positions that had significant exposure to mid-cap stocks, as this capitalization sector demonstrated relative price strength. We also added to the Portfolios’ holdings in the Energy and Utilities sector, as oil and gas prices rose significantly during this period and dividend-paying stocks attracted risk-adverse investors. As the demand for oil continued to increase and numerous companies in these sectors increased their dividend payments during the quarter, stocks in the Energy and Utilities sectors seemed poised to continue performing well.

We also sold the Portfolios’ positions in the Precious Metals sector during the first quarter of 2005, due to the weakening relative strength in this sector and the increasing value of the dollar. In the Aggressive Growth Portfolio, we added to holdings in the Emerging Markets sector, as this sector continued to demonstrate relative strength and countries in the developing regions of the world continued to grow at a faster rate than the more-developed countries. As a result of these decisions, both the Growth and Aggressive Growth Portfolios outperformed their benchmarks during the first three months of 2005.

In the second quarter of 2005, our decision to maintain holdings in mutual funds that had significant exposure to mid-cap stocks and to stocks in the Energy and Utility sectors bore fruit for both the Growth and Aggressive Growth Portfolios, as Energy stocks rallied sharply and stocks in the Utility and mid-cap sectors continued to demonstrate relative price strength.

In addition to the performance contributions from the Portfolios’ holdings in the mid-cap, Energy, and Utilities sectors, our mutual fund selections added value to both the Growth and Aggressive Growth Portfolios. For the Growth Portfolio, four out of five of the underlying funds that the Portfolio held throughout the second quarter of 2005 outperformed the S&P 500 Index.

As of June 30, we are maintaining positions in mutual funds that have significant exposure to mid-cap stocks and to the Energy and Utility sectors for both the Growth and Aggressive Growth Portfolios. We are also continuing to focus on mutual funds that have attractive valuations and that are less dependent on the direction of the overall stock market.

Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

Growth Portfolio: Performance Perspective

Period & Average Annual Returns as of June 30, 2005

	3 Months	Calendar Year-to-Date	1 Year	Since Inception
Growth Portfolio	2.27%	-0.83%	5.36%	7.21%[1]
Morningstar’s Average Growth Fund Index	2.32%	-0.33%	7.02%	9.54%[2]
S&P 500 Index	1.37%	-0.81%	6.32%	11.04%[3]

[1]	Inception date: October 24, 2003.
[2]	Represents average annual return from October 31, 2003 to June 30, 2005. Morningstar does not calculate the average annual return of its Average Growth Fund from the inception of the Growth Portfolio on October 24, 2003 to June 30, 2005. The average annual return of Morningstar’s Average Growth Fund was calculated from October 31, 2003, the month-end closest to the inception of the Portfolio. The U.S. equity markets achieved substantial gains during the last week of October 2003 that are not reflected in the average annual return of Morningstar’s Average Growth Fund. Had Morningstar calculated the average annual return of its Average Growth Fund from the date of the inception of the Portfolio, it is likely that the average annual return of Morningstar’s Average Growth Fund would have been substantially higher.
[3]	Represents average annual return from October 24, 2003 to June 30, 2005.

Past performance does not guarantee future results. Performance represents average annual returns for the periods ended June 30, 2005, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Growth Portfolio during the periods shown above.

Results of $10,000 Chart

The graph compares the value of the Growth Portfolio to the broad-based S&P 500 Index and to the Portfolio’s peer group, the Morningstar Average Growth Fund Index. The graph is intended to give a general idea of how the Portfolio performed compared to its benchmarks over the period from October 24, 2003 to June 30, 2005. Please note that the performance of the Morningstar Average Growth Fund Index as shown in the graph begins on October 31, 2004. It is important to understand the difference between the Portfolio and the benchmark index. An index such as the S&P 500 Index measures performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses, or fees. If you could buy all of the securities that make up a market index, you would incur expenses that would affect your investment return. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. An index of funds such as the Morningstar Average Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Past performance does not guarantee future results. The graph below and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Source for index and average fund data: Morningstar, Inc. and/or Bloomberg, L.P.

Portfolio Holdings as of 6/30/2005

1)	Goldman Sachs Mid-Cap Value Fund	25%
2)	Fidelity Adv. Leveraged Company Stock Fund	20%
3)	American Century Vista Fund	19%
4)	Fidelity Adv. Small-Cap Fund	15%
5)	iShares Russell 1000 Value Index Fund	15%
6)	S&P 500 Futures	6%

Portfolio holdings are subject to change.

(Continued on the following page)

Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

Aggressive Growth Portfolio: Performance Perspective

Period & Average Annual Returns as of June 30, 2005

	3 Months	Calendar Year-to-Date	1 Year	Since Inception
Aggressive Growth Portfolio	2.44%	-0.55%	5.58%	6.52%[1]
Morningstar’s Average Aggressive Growth Fund Index	2.70%	-1.07%	5.62%	8.29%[2]
S&P 500 Index*	1.37%	-0.81%	6.32%	11.04%[3]
Nasdaq Composite Index*	3.07%	-5.12%	1.10%	6.57%[3]

[1]	Inception date: October 24, 2003.
[2]	Represents average annual return from October 31, 2003 to June 30, 2005. Morningstar does not calculate the average annual return of its Average Aggressive Growth Fund from the inception of the Aggressive Growth Portfolio on October 24, 2003 to June 30, 2005. The average annual return of Morningstar’s Average Aggressive Growth Fund was calculated from October 31, 2003, the month-end closest to the inception of the Portfolio. The U.S. equity markets achieved substantial gains during the last week of October 2003 that are not reflected in the average annual return of Morningstar’s Average Aggressive Growth Fund. Had Morningstar calculated the average annual return of its Average Aggressive Growth Fund from the date of the inception of the Portfolio, it is likely that the average annual return of Morningstar’s Average Aggressive Growth Fund would have been substantially higher.
[3]	Represents average annual return from October 24, 2003 to June 30, 2005.
*	We recently changed the broad-based securities market index for the Aggressive Growth Portfolio from the S&P 500 Index to the Nasdaq Composite Index because we believe that this index more accurately reflects the investment objective of the Aggressive Growth Portfolio. However, for consistency purposes, we have also included performance results for the S&P 500 Index.

Past performance does not guarantee future results. Performance represents average annual returns for the periods ended June 30, 2005, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Aggressive Growth Portfolio during the periods shown above.

Results of $10,000 Chart

The graph compares the value of The Aggressive Growth Portfolio to the broad-based Nasdaq Composite Index and to the Portfolio’s peer group, the Morningstar Average Aggressive Growth Fund Index. The graph is intended to give a general idea of how the Portfolio performed compared to its benchmarks over the period from October 24, 2003 to June 30, 2005. Please note that the performance of the Morningstar Average Aggressive Growth Index as shown in the graph begins on October 31, 2004. It is important to understand the difference between the Portfolio and the benchmark index. An index such as the Nasdaq Composite Index measures performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses, or fees. If you could buy all of the securities that make up a market index, you would incur expenses that would affect your investment return. The Nasdaq Composite Index and S&P 500 Index are widely recognized unmanaged indices of common stock prices. The Nasdaq Composite Index and S&P 500 Index do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. An index of funds such as the Morningstar Average Aggressive Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Past performance does not guarantee future results. The graph below and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Source for index and average fund data: Morningstar, Inc. and/or Bloomberg, L.P.

Portfolio Holdings as of 6/30/2005

1)	iShares Russell 1000 Value Index Fund	22%
2)	Fidelity Adv. Leveraged Company Stock Fund	22%
3)	Goldman Sachs Mid-Cap Value Fund	12%
4)	American Century Vista Fund	10%
5)	AIM International Small Company Fund	9%
6)	Fidelity Adv. Small-Cap Fund	8%
7)	iShares MSCI Emerging Markets Index Fund	7%
8)	American Century Small Company Fund	5%
9)	S&P 500 Futures	5%

Portfolio holdings are subject to change.

Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

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Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

Fixed Income Portfolio

For the twelve-month period ended June 30, 2005, the Fixed Income Portfolio returned 3.77%, in comparison to the Lehman Brothers Intermediate Government/Credit Index, which returned 4.80%, and the Morningstar Average General Government Bond Fund, which returned 4.76%.

For the period from June 30, 2004 through September 30, 2004, the Fixed Income Portfolio targeted bonds with maturities of approximately six years, and the Portfolio performed essentially in line with its benchmark index. As yields rose across all ranges of the maturity spectrum during the last three months of 2004, we reduced the Portfolio’s average maturity to approximately four years. This decision initially detracted from the Portfolio’s performance, as the prices of bonds with short-maturities unexpectedly declined more than those with long-term maturities in a manner in which Federal Reserve Board Chairman Alan Greenspan called a “conundrum”. However, our decision to shorten the maturity of the Portfolio’s holdings paid off during the first three months of 2005, as both short-term and long-term interest rates rose sharply on signs of increasing inflationary pressures.

As the yield curve continued to flatten during March, with short-term interest rates rising faster than long-term rates, we changed the construction of the Portfolio to withstand the negative implications of the flattening yield curve. Specifically, we structured the Portfolio to include a larger number of bonds that were less affected by the continued increases in short-term interest rates. We also lowered the bond duration* of the Fixed Income Portfolio, as our interest-rate investment model indicated that the prices of bonds with intermediate-term maturities would trend somewhat lower over the ensuing months. Factors that our model uses to determine an appropriate bond duration include economic variables such as inflation, unemployment, and economic growth rates, as well as market-based variables such as the recent trend of short-, intermediate-, and long-term interest rates. Although inflation and economic growth statistics were somewhat mixed during this period, unemployment statistics and our analysis of interest rate trends were signaling future increases in interest rates (and decreases in the prices of bonds with intermediate-term maturities. For this reason, we lowered the Portfolio’s duration, which enabled the Fixed Income Portfolio to perform essentially in line with its benchmark index during the second quarter of 2005.

We are currently targeting bonds with a maturity of 5 - 7 years and a duration of 3.5. However, if our interest-rate model indicates that we should shorten the maturity and duration of the Portfolio’s holdings, we will do so accordingly in an effort to protect shareholder’s capital and to maximize current income.

*	Bond duration is a measure of the responsiveness of bond prices to changes in the general level of interest rates. In simple terms, a bond portfolio with a duration of 3.0 indicates that the value of the portfolio will increase by 3.0% when market interest rates decline by one percent.

Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

Fixed Income Portfolio: Performance Perspective

Period & Average Annual Returns as of June 30, 2005

	3 Months	Calendar Year-to-Date	1 Year	Since Inception
Fixed Income Portfolio	2.31%	1.52%	3.77%	2.19%[1]
Morningstar’s Average General Government Bond Fund Index	2.26%	1.88%	4.76%	3.19%[2]
Lehman Brothers Intermediate Term Government/Credit Index	2.48%	1.59%	4.80%	3.40%[2]

[1]	Inception date: October 24, 2003.
[2]	Represents average annual return from October 31, 2003 to June 30, 2005.

Past performance does not guarantee future results. Performance represents average annual returns for the periods ended June 30, 2005, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Fixed Income Portfolio during the periods shown above.

Results of $10,000 Chart

The graph compares the value of the Fixed Income Portfolio to its broad-based securities market index, the Lehman Brothers Intermediate-Term Government/Credit Index and to the Portfolio’s peer group, the Morningstar Average General Government Bond Fund Index. The graph is intended to give a general idea of how the Portfolio performed compared to its benchmarks over the period from October 24, 2003 to June 30, 2005. Please note that the performance of the Portfolio’s benchmarks as shown in the graph begin on October 31, 2003. It is important to understand the differences between the Portfolio and its benchmark index. An index measures performance of a hypothetical portfolio. A market index such as The Lehman Brothers Intermediate Term Government/Credit Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your return. The Lehman Brothers Intermediate Term Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. The Lehman Brothers Intermediate Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. An index of funds such as the Morningstar Average General Government Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Past performance does not guarantee future results. The graph below and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Source for index and average fund data: Morningstar, Inc. and/or Bloomberg, L.P.

Portfolio Holdings as of 6/30/2005

1)	U.S. Treasury Note, 3.25%, 8/15/2008	14%
2)	U.S. Treasury Note, 4.375%, 8/15/2012	12%
3)	Federal Home Loan Bank 2.60%, 9/29/2006	12%
4)	U.S. Treasury 2-year Note Futures	12%
5)	U.S. Treasury Note, 5.00%, 8/15/2011	11%
6)	U.S. Treasury Note, 4.00%, 6/15/2009	11%
7)	U.S. Treasury Note, 6.50%, 10/15/2006	7%
8)	U.S. Treasury Note, 4.25%, 11/15/2013	7%
9)	U.S. Treasury Note, 3.125%, 5/15/2007	5%
10)	U.S. Treasury Note, 4.00%, 2/15/2015	4%
11)	Fannie Mae, 4.56%, 5/5/2010	2%
12)	Cash Equivalents	3%

Portfolio holdings are subject to change.

Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

Shareholder Expense Analysis (unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 31, 2004 to June 30, 2005.

ACTUAL EXPENSES: The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

ACTUAL EXPENSES

	Beginning Account Value (12/31/2004)	Ending Account Value (6/30/2005)	Expenses Paid During Period* (12/31/2004 - 6/30/2005)	Expense Ratio (Annualized)
Defensive Equity Portfolio	$1,000.00	$975.50	$3.67	0.75%
Growth Portfolio	1,000.00	991.70	3.70	0.75%
Aggressive Growth Portfolio	1,000.00	994.50	3.71	0.75%
Fixed Income Portfolio	1,000.00	1,015.20	3.75	0.75%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios’ to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

HYPOTHETICAL EXAMPLE

(5% return before expenses)

	Beginning Account Value (12/31/2004)	Ending Account Value (6/30/2005)	Expenses Paid During Period* (12/31/2004 - 6/30/2005)	Expense Ratio (Annualized)
Defensive Equity Portfolio	$1,000.00	$1,021.42	$3.76	0.75%
Growth Portfolio	1,000.00	1,021.42	3.76	0.75%
Aggressive Growth Portfolio	1,000.00	1,021.42	3.76	0.75%
Fixed Income Portfolio	1,000.00	1,021.42	3.76	0.75%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

*	Expenses are equal to the Portfolios’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the total number of days in the six-month period).

Meeder Premier Portfolios	2005 Annual Report | June 30, 2005

2005 Annual Report

Schedules of Investments &

Financial Statements

Schedule of Investments

June 30, 2005

Defensive Equity Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 76.0%
Aim Basic Value Fund — Class A #	89,980	2,910,839
Aim Mid Cap Basic Value Fund — Class A #	95,974	1,286,046
Aim Opportunities I Fund — Class A #	258,880	3,707,157
American Century Large Company Value Fund — Class A	922,512	5,931,755
American Century Value Fund — Class A	172,076	1,271,643
Federated Stock Trust Fund	81,166	3,016,123
Fidelity Advisor Equity Income Fund — Class A	186,933	5,204,202
iShares Dow Jones Select Dividend Index Fund	147,960	9,133,571
Scudder-Dreman Small Cap Value Fund	186,380	6,210,179

Total Registered Investment Companies (Cost $35,607,696)		38,671,515

U.S. Government Obligations — 6.1%
U.S. Treasury Bill, 2.725%, due 07/07/05	2,500,000	2,498,865
U.S. Treasury Bill, 2.785%, due 08/18/05*	100,000	99,623
U.S. Treasury Bill, 2.972%, due 09/01/05*	500,000	497,358

Total U.S. Government Obligations (Cost $3,095,983)		3,095,846

Repurchase Agreements — 18.1%
The Huntington National Bank, 2.90%, 07/01/05, (Collateralized by $9,191,086 FHLMC, at 3.50%, due 02/13/08, value — $9,228,339) purchased 06/30/05	9,224,000	9,224,000

Total Repurchase Agreements (Cost $9,224,000)		9,224,000

Total Investments — 100.2% (Cost $47,927,679) (a)		50,991,361

Liabilities less Other Assets — (0.2%)		(78,082)

Total Net Assets — 100.0%		50,913,279

Security Description	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation**
Meeder Premier Defensive Equity Portfolio	203	2,105
Meeder Premier Growth Portfolio	1,059	11,427
Meeder Premier Fixed Income Portfolio	71	706
Meeder Premier Aggressive Growth Portfolio	529	5,777

Total Trustee Deferred Compensation (Cost $19,625)		20,015

Futures Contracts

	Long Contracts	Unrealized Depreciation ($)
Standard & Poors 500 expiring September 2005, notional value $7,173,000	24	(33,000)

Total Futures Contracts		(33,000)

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,070,447
Unrealized depreciation	(6,765)

Net unrealized appreciation (depreciation)	$3,063,682

#	Represents non-income producing securities.
*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to the Defensive Equity Portfolio held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

Schedule of Investments

June 30, 2005

Growth Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 93.9%
American Century Vista Fund #	456,396	6,462,571
Fidelity Advisor Leveraged Company Stock Fund — Class A	257,369	6,766,235
Fidelity Advisor Small Cap Fund — Class A	204,674	5,157,773
Goldman Sachs Mid Cap Value Fund	244,027	8,631,237
Hotchkis & Wiley Large Cap Value Fund — Class A	107	2,506
iShares Russell 1000 Value Index Fund	75,630	5,039,983

Total Registered Investment Companies (Cost $30,953,417)		32,060,305

U.S. Government Obligations — 2.4%
U.S. Treasury Bill, 2.972%, due 09/01/05*	800,000	795,772

Total U.S. Government Obligations (Cost $796,035)		795,772

Repurchase Agreements — 3.8%
The Huntington National Bank, 2.90%, 07/01/05, (Collateralized by $1,301,340 FHLMC, at 3.50%, due 02/13/08, value — $1,306,615) purchased 06/30/05	1,306,000	1,306,000

Total Repurchase Agreements (Cost $1,306,000)		1,306,000

Total Investments — 100.1% (Cost $33,055,452) (a)		34,162,077

Liabilities less Other Assets — (0.1%)		(28,740)

Total Net Assets — 100.0%		34,133,337

Security Description	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation**
Meeder Premier Defensive Equity Portfolio	145	1,504
Meeder Premier Growth Portfolio	762	8,222
Meeder Premier Fixed Income Portfolio	51	507
Meeder Premier Aggressive Growth Portfolio	378	4,128

Total Trustee Deferred Compensation (Cost $14,086)		14,361

Futures Contracts

	Long Contracts	Unrealized Appreciation ($)
S&P 400 MidCap expiring September 2005, notional value $2,065,050	6	15,504

Total Futures Contracts		15,504

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,185,751
Unrealized depreciation	(79,126)

Net unrealized appreciation (depreciation)	$1,106,625

#	Represents non-income producing security.
*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to the Growth Portfolio held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

Schedule of Investments

June 30, 2005

Aggressive Growth Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 93.9%
Aim International Small Company Fund — Class A	136,403	2,366,598
American Century Small Company Fund — Investor Class	129,321	1,322,949
American Century Vista Fund #	177,408	2,512,096
Fidelity Advisor Leveraged Company Stock Fund — Class A	225,071	5,917,119
Fidelity Advisor Small Cap Fund — Class A	78,859	1,987,237
Goldman Sachs Mid Cap Value Fund	94,846	3,354,689
Hotchkis & Wiley Large Cap Value Fund — Class A	107	2,506
iShares MSCI Emerging Markets Index Fund	24,710	1,769,236
iShares Russell 1000 Value Index Fund	86,602	5,771,157

Total Registered Investment Companies (Cost $23,834,958)		25,003,587

U.S. Government Obligations — 1.9%
U.S. Treasury Bill, 2.972%, due 09/01/05*	500,000	497,357

Total U.S. Government Obligations (Cost $497,521)		497,357

Repurchase Agreements — 4.3%
The Huntington National Bank, 2.90%, 07/01/05, (Collateralized by $1,153,868 FHLMC, at 3.50%, due 02/13/08, value — $1,158,545) purchased 06/30/05	1,158,000	1,158,000

Total Repurchase Agreements (Cost $1,158,000)		1,158,000

Total Investments — 100.1% (Cost $25,490,479) (a)		26,658,944

Liabilities less Other Assets — (0.1%)		(23,595)

Total Net Assets — 100.0%		26,635,349

Security Description	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation**
Meeder Premier Defensive Equity Portfolio	118	1,224
Meeder Premier Growth Portfolio	615	6,636
Meeder Premier Fixed Income Portfolio	41	408
Meeder Premier Aggressive Growth Portfolio	306	3,342

Total Trustee Deferred Compensation (Cost $11,390)		11,610

Futures Contracts

	Long Contracts	Unrealized Appreciation/ (Depreciation) ($)
S&P 400 MidCap expiring September 2005, notional value $1,376,700	4	10,336

Total Futures Contracts		10,336

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,200,262
Unrealized depreciation	(31,797)

Net unrealized appreciation (depreciation)	$1,168,465

#	Represents non-income producing securities.
*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to the Aggressive Growth Portfolio held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

Schedule of Investments

June 30, 2005

Fixed Income Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
U.S. Government Obligations — 85.0%
Fannie Mae, 4.56%, due 05/05/10	200,000	199,831
Federal Home Loan Bank, 2.60%, due 9/29/06	1,000,000	985,626
U.S. Treasury Bill, 2.93%, due 09/08/05*	100,000	99,411
U.S. Treasury Note, 6.50%, due 10/15/06	550,000	569,937
U.S. Treasury Note, 3.125%, due 05/15/07	400,000	396,250
U.S. Treasury Note, 3.25%, due 08/15/08	1,200,000	1,185,375
U.S. Treasury Note, 4.00%, due 06/15/09	900,000	910,547
U.S. Treasury Note, 5.00%, due 08/15/11	860,000	917,781
U.S. Treasury Note, 4.375%, due 08/15/12	1,000,000	1,038,750
U.S. Treasury Note, 4.25%, due 11/15/13	550,000	564,352
U.S. Treasury Note, 4.00%, due 02/15/15	300,000	301,641

Total U.S. Government Obligations (Cost $7,077,024)		7,169,501

Repurchase Agreements — 14.2%
The Huntington National Bank, 2.90%, 07/01/05, (Collateralized by $1,198,707 FHLMC, at 3.50%, due 02/13/08, value — $1,203,556) purchased 06/30/05	1,203,000	1,203,000

Total Repurchase Agreements (Cost $1,203,000)		1,203,000

Total Investments — 99.2% (Cost $8,280,024) (a)		8,372,501

Other Assets less Liabilities — 0.8%		65,987

Total Net Assets — 100.0%		8,438,488

Security Description	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation**
Meeder Premier Defensive Equity Portfolio	57	591
Meeder Premier Growth Portfolio	293	3,161
Meeder Premier Fixed Income Portfolio	20	199
Meeder Premier Aggressive Growth Portfolio	149	1,627

Total Trustee Deferred Compensation (Cost $5,489)		5,578

Futures Contracts

	Long Contracts	Unrealized Appreciation ($)
U.S. Treasury Two-Year Note Futures, expiring September 2005, notional value $1,038,438	5	360

Total Futures Contracts		360

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $47,412. Cost for federal income tax purposes of $8,327,436 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$106,879
Unrealized depreciation	(61,814)

Net unrealized appreciation (depreciation)	$45,065

#	Represents non-income producing security.
*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to the Fixed Income Portfolio held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

Statements of Assets & Liabilities

June 30, 2005

	Defensive Equity	Growth	Aggressive Growth	Fixed Income
Assets
Investments, at value*	$41,767,361	$32,856,077	$25,500,944	$7,169,501
Repurchase agreements, at value*	9,224,000	1,306,000	1,158,000	1,203,000
Trustee deferred compensation investments, at value	20,015	14,361	11,610	5,578
Cash	239	707	723	936
Receivable for capital stock issued	—	—	—	1,879
Receivable from investment advisor	30,235	18,977	18,177	13,991
Interest and dividend receivable	743	105	93	73,027
Prepaid expenses/other assets	41,730	33,229	24,658	8,320
Total Assets	51,084,323	34,229,456	26,714,205	8,476,232

Liabilities
Payable for Trustee Deferred Compensation Plan	20,015	14,361	11,610	5,578
Payable for net variation margin on futures contracts	44,400	6,450	5,565	250
Dividends payable	—	—	—	1,846
Payable to investment advisor	43,402	28,767	22,490	7,161
Accrued administrative service fees	34,611	22,174	17,374	5,739
Accrued transfer agent, fund accounting, CCO, and administrative fees	5,941	4,916	4,304	1,951
Accrued trustee fees	1,491	1,150	1,239	659
Other accrued liabilities	21,184	18,301	16,274	14,560
Total Liabilities	171,044	96,119	78,856	37,744

Net Assets	$50,913,279	$34,133,337	$26,635,349	$8,438,488

Net Assets
Capital	$46,753,553	$30,512,276	$23,465,856	$8,532,441
Accumulated undistributed net investment income	247,652	—	105,703	—
Accumulated undistributed net realized gain (loss) from investments, options, futures, and distributions by other investment companies	881,392	2,498,932	1,884,989	(186,790)
Net unrealized appreciation (depreciation) on investments and futures	3,030,682	1,122,129	1,178,801	92,837
Total Net Assets	$50,913,279	$34,133,337	$26,635,349	$8,438,488

Capital Stock Outstanding	4,907,929	3,164,179	2,439,097	849,142
(indefinite number of shares authorized, $0.10 par value)
Net Asset Value, Offering and Redemption Price Per Share	$10.37	$10.79	$10.92	$9.94
* Investments and repurchase agreements, at cost	$47,927,679	$33,055,452	$25,490,479	$8,327,436

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Fiscal Year Ended June 30, 2005

	Defensive Equity	Growth	Aggressive Growth	Fixed Income
Investment Income
Interest	$213,653	$70,884	$50,159	$340,626
Dividends	1,013,123	251,229	413,916	63,269
Total Investment Income	1,226,776	322,113	464,075	403,895

Fund Expenses
Investment advisor	718,763	470,359	365,096	118,962
Fund accounting	43,286	38,407	35,875	16,795
Administrative	35,938	23,518	18,255	5,948
Transfer agent	2,500	2,500	2,500	2,500
Trustee	16,334	11,795	9,731	5,130
Administrative service	179,689	117,589	91,273	29,740
Registration and filing	21,342	18,672	17,358	12,666
Audit	8,722	8,722	8,770	8,738
Printing	2,865	2,106	1,740	753
Custody	11,610	8,064	7,051	3,650
Legal	7,945	7,945	7,945	7,945
Insurance	5,311	5,311	5,311	5,311
Postage	2,192	1,572	1,572	1,203
Chief Compliance Officer	2,839	2,839	2,839	2,839
Other	7,703	6,307	5,362	5,209
Total Expenses Before Reductions	1,067,039	725,706	580,678	227,389

Expenses reimbursed by investment advisor	(407,033)	(274,277)	(243,426)	(135,714)
Expenses paid indirectly	(122,408)	(99,624)	(64,177)	(2,683)
Net Expenses	537,598	351,805	273,075	88,992

Net Investment Income (Loss)	689,178	(29,692)	191,000	314,903

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investment transactions	1,808,981	3,352,440	2,506,291	57,998
Net realized gains (losses) from options contracts	—	—	—	7,415
Net realized gains (losses) from futures contracts	(2,136,285)	(715,398)	(732,852)	(8,167)
Distributions of realized gains by other investment companies	1,264,617	85,243	170,954	—
Net Realized Gains (Losses) from Investment Transactions, Options Contracts, Futures Contracts, and Distributions of Realized Gains by Other Investment Companies	937,313	2,722,285	1,944,393	57,246

Net change in unrealized appreciation (depreciation) on investments, options, and futures	(780,763)	(594,085)	(442,231)	86,939
Net Realized and Unrealized Gain (Loss) from Investments	156,550	2,128,200	1,502,162	144,185

Net Change in Net Assets Resulting from Operations	$845,728	$2,098,508	$1,693,162	$459,088

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Defensive Equity
	Fiscal Year Ended June 30, 2005	Period 10/24/2003* to June 30, 2004
Operations
Net investment income (loss)	$689,178	$(203,919)
Net realized gain (loss) from investment transactions, options contracts, futures contracts, and distributions of realized gains by other investment companies	937,313	7,186,061
Net change in unrealized appreciation (depreciation) on investments, options, and futures	(780,763)	3,811,445
Net change in net assets resulting from operations	845,728	10,793,587

Distributions to Shareholders
From net investment income	(441,526)	—
From net realized gain from investment transactions, options contracts, futures contracts, and distributions of realized gains by other investment companies	(6,908,161)	(129,902)
Net change in net assets resulting from distributions	(7,349,687)	(129,902)
Capital Transactions
Issued	7,439,657	98,696,319
Reinvested	6,613,044	119,588
Redeemed	(46,614,654)	(19,500,401)
Net change in net assets resulting from capital transactions	(32,561,953)	79,315,506

Total Change in Net Assets	(39,065,912)	89,979,191

Net Assets — Beginning of Period	89,979,191	—

Net Assets — End of Period	$50,913,279	$89,979,191

Accumulated undistributed (distributions in excess of) net investment income	$247,652	$—

Share Transactions
Issued	692,681	9,768,309
Reinvested	624,320	11,510
Redeemed	(4,389,284)	(1,799,607)
Net change in shares	(3,072,283)	7,980,212

*	Commencement of operations

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

Growth		Aggressive Growth		Fixed Income
Fiscal Year Ended June 30, 2005	Period 10/24/2003* to June 30, 2004	Fiscal Year Ended June 30, 2005	Period 10/24/2003* to June 30, 2004	Fiscal Year Ended June 30, 2005	Period 10/24/2003* to June 30, 2004

$(29,692)	$167,357	$191,000	$280,136	$314,903	$234,132

2,722,285	1,721,685	1,944,393	259,852	57,246	(244,036)
(594,085)	1,716,214	(442,231)	1,621,032	86,939	5,898
2,098,508	3,605,256	1,693,162	2,161,020	459,088	(4,006)

—	(287,869)	(85,297)	(372,597)	(314,903)	(234,132)

(1,794,534)	(300)	(319,056)	(200)	—	—
(1,794,534)	(288,169)	(404,353)	(372,797)	(314,903)	(234,132)

3,405,905	66,965,864	2,776,895	51,807,740	2,680,953	19,205,626
1,596,965	265,390	343,083	331,058	279,913	210,951
(32,632,279)	(9,089,569)	(25,029,776)	(6,670,683)	(8,679,834)	(5,165,168)
(27,629,409)	58,141,685	(21,909,798)	45,468,115	(5,718,968)	14,251,409

(27,325,435)	61,458,772	(20,620,989)	47,256,338	(5,574,783)	14,013,271

61,458,772	—	47,256,338	—	14,013,271	—

$34,133,337	$61,458,772	$26,635,349	$47,256,338	$8,438,488	$14,013,271

$—	$—	$105,703	$(92,461)	$—	$—

326,437	6,613,264	269,215	5,123,072	269,531	1,920,195
148,141	24,712	31,450	31,144	28,185	21,092
(3,097,724)	(850,651)	(2,385,744)	(630,040)	(873,163)	(516,698)
(2,623,146)	5,787,325	(2,085,079)	4,524,176	(575,447)	1,424,589

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended June 30,

Defensive Equity*

	2005	2004
Net Asset Value, Beginning of Period	$11.28	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.11	(0.03)
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	0.07	1.33
Total from Investment Operations	0.18	1.30

Less Distributions
From net investment income	(0.06)	—
From net capital gains	(1.03)	(0.02)
Total Distributions	(1.09)	(0.02)

Net Asset Value, End of Period	$10.37	$11.28

Total Return (assumes reinvestment of distributions)(1)	1.47%	12.97%

Ratios/Supplemental Data
Net assets, end of period ($000)	$50,913	$89,979
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	0.96%	(0.33% )
Ratio of expenses to average net assets before reductions(2)(3)	1.48%	1.44%
Portfolio turnover rate(1)	82%	97%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended June 30,

Growth*

	2005	2004
Net Asset Value, Beginning of Period	$10.62	$10.00

Income from Investment Operations
Net investment income (loss)(4)	(0.01)	0.03
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	0.58	0.64
Total from Investment Operations	0.57	0.67

Less Distributions
From net investment income	—	(0.05)
From net capital gains	(0.40)	—
Total Distributions	(0.40)	(0.05)

Net Asset Value, End of Period	$10.79	$10.62

Total Return (assumes reinvestment of distributions)(1)	5.36%	6.71%

Ratios/Supplemental Data
Net assets, end of period ($000)	$34,133	$61,459
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	(0.06% )	0.39%
Ratio of expenses to average net assets before reductions(2)(3)	1.54%	1.48%
Portfolio turnover rate(1)	159%	102%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended June 30,

Aggressive Growth*

	2005	2004
Net Asset Value, Beginning of Period	$10.45	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.05	0.07
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	0.53	0.47
Total from Investment Operations	0.58	0.54

Less Distributions
From net investment income	(0.02)	(0.09)
From net capital gains	(0.09)	—
Total Distributions	(0.11)	(0.09)

Net Asset Value, End of Period	$10.92	$10.45

Total Return (assumes reinvestment of distributions)(1)	5.58%	5.34%

Ratios/Supplemental Data
Net assets, end of period ($000)	$26,635	$47,256
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	0.52%	0.86%
Ratio of expenses to average net assets before reductions(2)(3)	1.59%	1.51%
Portfolio turnover rate(1)	184%	156%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended June 30,

Fixed Income*

	2005	2004
Net Asset Value, Beginning of Period	$9.84	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.27	0.16
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	0.10	(0.16)
Total from Investment Operations	0.37	0.00

Less Distributions
From net investment income	(0.27)	(0.16)
Total Distributions	(0.27)	(0.16)

Net Asset Value, End of Period	$9.94	$9.84

Total Return (assumes reinvestment of distributions)(1)	3.77%	(0.06%)

Ratios/Supplemental Data
Net assets, end of period ($000)	$8,438	$14,013
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	2.65%	2.25%
Ratio of expenses to average net assets before reductions(2)(3)	1.91%	1.75%
Portfolio turnover rate(1)	194%	177%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

June 30, 2005

1.    Organization and Significant Accounting Policies

Meeder Premier Portfolios, a Massachusetts business trust (the “Trust”) was organized in August 2003 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers the following four separate series: Defensive Equity Portfolio (“Defensive Equity”), Growth Portfolio (“Growth”), Aggressive Growth Portfolio (“Aggressive Growth”), and Fixed Income Portfolio (“Fixed Income”) (each a “Portfolio” and collectively the “Portfolios”).

The investment goal of Defensive Equity, Growth, and Aggressive Growth is growth of capital. To pursue this goal, Defensive Equity invests primarily in other growth mutual funds that are not affiliated with the Portfolio. Growth and Aggressive Growth invest in other mutual funds that are not affiliated with the Portfolios. The investment goal of Fixed Income is to seek maximum current income. To pursue this goal, Fixed Income invests in various instruments. The prospectus provides a more detailed summary of instruments utilized by Fixed Income in pursuing its investment goal.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation.    Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, are valued using fair value procedures approved by the Board of Trustees (“Trustees”). Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services, which use valuation techniques approved by the Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country or region.

Repurchase agreements.    Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & options.    Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record unrealized appreciation or depreciation for the daily variation margin.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

Transactions in options during the year ended June 30, 2005 were as follows:

Fixed Income	Number of Contracts	Premiums Received/(Paid)
Options outstanding at June 30, 2004	—	—
Options written	48	29,344
Options terminated in closing purchase transactions	(40)	(23,568)
Options expired	(8)	(5,776)
Options exercised	—	—
Options outstanding at June 30, 2005	—	—

Federal income taxes.    It is each Portfolio’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. Defensive Equity, Growth, and Aggressive Growth declare and pay dividends from net investment income, if any, on a quarterly basis. Fixed Income declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Each Portfolio distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the year ended June 30, 2005 were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Capital
Aggressive Growth	$92,461	$—	$(92,461)
Growth	29,692	(29,692)	—

Expenses.    Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios based on each Portfolio’s relative net assets or other appropriate basis.

Other.    The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

As is discussed later in the notes to financial statements, fees received from underlying security holdings of the Portfolios are accounted for as an expense offset.

2.    Investment Transactions

For the year ended June 30, 2005, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

	Purchases	Sales
Defensive Equity	$47,950,563	$67,900,468
Growth	67,447,049	81,645,675
Aggressive Growth	60,982,902	71,579,269
Fixed Income	21,923,462	27,470,058

As of June 30, 2005, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Cost basis of investments	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Defensive Equity	$47,927,679	$3,070,447	$(6,765)	$3,063,682
Growth	33,055,452	1,185,751	(79,126)	1,106,625
Aggressive Growth	25,490,479	1,200,262	(31,797)	1,168,465
Fixed Income	8,327,436	106,879	(61,814)	45,065

3.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Portfolio with investment management, research, statistical and advisory services. For such services the Portfolios pay a fee of 1.00% of average daily net assets. For the year ended June 30, 2005, MAM received $718,763, $470,359, $365,096, and $118,962 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

The Chief Compliance Officer (“CCO”) of the Trust, who is an affiliate of the Trust and MAM, provides the Trust with certain compliance services. In compensation for such services, the Trust pays the CCO 30% of an annual fee of $50,000, which equates to $3,750 per year for each Portfolio. For the year ended June 30, 2005, the CCO received $2,839 from each Portfolio.

Mutual Funds Service Co. (“MFSCo”), a wholly owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee of $2,500. For the year ended June 30, 2005, MFSCo received $2,500 from each Portfolio.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to 0.05% of each Portfolio’s average daily net assets. For the year ended June 30, 2005, MFSCo received $35,938, $23,518, $18,255, and $5,948 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

MFSCo serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

b.	$7,500.

For the year ended June 30, 2005, MFSCo received $43,286, $38,407, $35,875, and $16,795 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

MAM has voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit each Portfolio’s total annual operating expenses to 0.75% of average daily net assets. Such reduction and/or reimbursement are limited to the total of fees charged to each Portfolio by MAM and MFSCo. For the year ended June 30, 2005, MAM reimbursed $407,033, $274,277, $243,426, and $135,714 to Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

The Trust has entered into an agreement with its custodian, The Huntington National Bank (“HNB”), acting as a broker-dealer. HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the Portfolios. HNB retains 0.03% of the fees collected and forwards the remainder to the appropriate Portfolio. The Portfolios use their portion of the fees received to reduce the gross expenses of each Portfolio, including expenses related to the “platform” fees described in the following paragraph, which aides MAM in that the reimbursement necessary to maintain the voluntary 0.75% of net operating expenses is reduced directly. For the year ended June 30, 2005, $122,408, $99,624, $64,177, and $2,683 of fees received were used by Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively, to reduce the gross expenses of each Portfolio. It is possible that the Portfolios may invest in security holdings in which fees are not paid. As such, the gross expenses of a Portfolio would not be decreased and MAM would be responsible for the additional reimbursement to maintain the voluntary 0.75% of net operating expenses. Also, without this agreement it is likely that the Portfolios would not collect any fees from underlying security holdings.

Shareholders of the Portfolios may buy or sell shares of the Portfolios through a processing organization (broker-dealer, bank, or other financial institution). The Portfolios may pay up to 0.25% of their average daily net assets to such intermediaries who, under a “platform” arrangement, take responsibility for providing record keeping, subaccounting, redemption and/or other transfer related services, and other administrative services and functions to their account holders. Each Portfolio has an agreement with First Trust Corporation and Pershing, LLC, whereby each Portfolio pays 0.25% of its average daily net assets to receive such administrative related services.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Portfolios as an investment into any combination of Portfolios until a specified point of time. The investment into the Portfolios is recorded as an asset, however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Portfolios may terminate this Plan at any time.

Certain trustees and officers of the Portfolios are also officers or directors of Meeder, MAM, and MFSCo.

4.    Federal Tax Information

The tax characteristics of dividends paid by the Portfolios during the year ended June 30, 2005 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid(1)
Defensive Equity	$441,526	$6,005,703	$902,458	$7,349,687
Growth	—	1,449,139	345,395	1,794,534
Aggressive Growth	85,297	—	319,056	404,353
Fixed Income	316,371	—	—	316,371

As of June 30, 2005, the components of accumulated earnings/(deficit) on a tax basis for the Portfolios were as follows:

	Undistributed Ordinary Income	Dividends Payable	Undistributed Long-Term Gains	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)
Defensive Equity	$247,652	$—	$848,392	$—	$3,063,682	$4,159,726
Growth	2,514,436	—	—	—	1,106,625	3,621,061
Aggressive Growth	1,835,764	—	165,264	—	1,168,465	3,169,493
Fixed Income	1,846	(1,846)	—	(139,018)	45,065	(93,953)

For federal income tax purposes, the Fixed Income Portfolio has unused capital loss carryforwards totaling $139,018 which expire in 2013. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Under current tax laws, net capital losses incurred after October 31, within a Portfolio’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended June 30, 2005, the Portfolios deferred post-October capital losses of:

Post-October Capital Losses
Fixed Income	$47,412

(1)	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
(2)	Any differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales, post-October capital losses, and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

5.    Control Ownership

At June 30, 2005, IMS and Company, affiliated with FiServ & Co., through an omnibus shareholder account, owns 92%, 89%, 85%, and 91% of the capital stock outstanding of Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

Meeder Premier Portfolios

We have audited the accompanying statements of assets and liabilities of the Meeder Premier Portfolios comprising the Defensive Equity, Growth, Aggressive Growth, and Fixed Income Portfolios (“the Portfolios”) including the schedules of investments, as of June 30, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 24, 2003 (commencement of operations) through June 30, 2004. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of June 30, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Meeder Premier Portfolios as of June 30, 2005, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period October 24, 2003 through June 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy Ltd.

Westlake, Ohio

August 12, 2005

Trustees and Officers (unaudited)

The Trustees oversee the management of the Trust and elect their officers. The officers are responsible for the Portfolios’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service as a Meeder Premier Portfolios’ Trustee are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust’s investment advisor, are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Year First Elected a Director or Officer of Trust	Position and Number of Portfolios Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held(3)
Robert S. Meeder, Jr.* Year of Birth: 1961	2003	Trustee and President	President of Meeder Asset Management, Inc.; President of Mutual Funds Service Co., the Trust’s transfer agent.

Stuart M. Allen Year of Birth: 1961	2003	Trustee	President of Gardiner Allen Insurance Agency, Inc., an insurance agency.

Anthony D’Angelo Year of Birth: 1959	2003	Trustee	Director of Sales, WSYX ABC 6/WTTE Fox 28, television stations owned and operated by Sinclair Broadcast Group.

Wesley F. Hoag Year of Birth: 1957	2003	Vice President, Secretary and Chief Compliance Officer	General Counsel of Meeder Asset Management Inc. and Mutual Funds Service Co., the Trust’s transfer agent.

Bruce E. McKibben Year of Birth: 1969	2003	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent.

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all four Portfolios of the Trust.
(3)	Robert S. Meeder, Jr. serves as Trustee of The Flex-funds Trust, which is managed by Meeder Asset Management, Inc., the Advisor of the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 866-MEEDER-1.

Other Information

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios’ schedules of positions are also available on the Portfolios’ website at www.meederpremier.com or, without charge, upon request by calling toll-free 1-866-633-3371.

Manager and Investment Advisor

Meeder Asset Management, Inc.

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Board of Trustees

Stuart M. Allen

Anthony D’Angelo

Robert S. Meeder, Jr.

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Auditors

Cohen McCurdy, Ltd.

826 Westpoint Parkway, Suite 1250

Westlake, Ohio 44145

        6125 Memorial Drive

        Dublin, Ohio 43017

        Toll Free 800-664-5345

        Web: www.meederpremier.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

Currently, the Audit Committee of the Board of Trustees of Meeder Premier Portfolios (the “Portfolios”) does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Portfolios’ financial statements, supervise the Portfolios’ preparation of its financial statements, and oversee the work of the Portfolios’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$24,552	$1,500
Audit-Related Fees	—	—
Tax Fees	5,535	715
All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $6,050 and $1,755, respectively.

(h) Not applicable.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Premier Portfolios

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	August 18, 2005

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	August 18, 2005